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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: January 17, 2003


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                          COMMISSION FILE NUMBER 1-9838


               KENTUCKY                                    61-0985936
    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                     Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 5.           OTHER EVENTS

                  On January 17, 2003, NS Group, Inc. issued a notice to its directors and executive officers informing them that between the dates of February 20, 2003 and March 24, 2003, inclusive, there will be a blackout period with respect to trading of any equity securities of NS Group, Inc. A copy of the notice is filed herewith as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      EXHIBITS.

                  99.1 Notice to the directors and executive officers of NS Group, Inc. dated January 17, 2003




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                             NS GROUP, INC.

Date:   January 17, 2003                     By:  /s/ Thomas J. Depenbrock
                                             -----------------------------
                                             Thomas J. Depenbrock
                                             Vice President, Treasurer and
                                             Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                Document
-----------                --------

99.1 Notice to the directors and executive officers of NS Group, Inc. dated January 17, 2003